SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-12.

Norstan, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

5101 Shady Oak Road
Minnetonka, Minnesota 55343

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 18, 2003

TO THE SHAREHOLDERS OF NORSTAN, INC.:

      NOTICE IS HEREBY GIVEN that the annual meeting (the “Annual Meeting”) of the shareholders of Norstan, Inc., a Minnesota corporation, will be held on Thursday, September 18, 2003, at 3:30 p.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, for the following purposes:

1.	To elect eight directors to serve one-year terms ending in 2004.

2.	To amend the Norstan, Inc. 1995 Long-Term Incentive Plan to increase the number of shares issuable thereunder from 3,400,000 to 3,900,000 shares.

3.	To amend the Norstan, Inc. Restated Non-Employee Directors’ Stock Plan to increase the number of shares issuable thereunder from 500,000 to 650,000 shares.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only shareholders of record at the close of business on August 1, 2003 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

      Your Board of Directors unanimously recommends that you vote to adopt the above proposals, which are described in detail in the accompanying proxy statement.

      Each of you is invited and urged to attend the Annual Meeting in person if possible. Whether or not you are able to attend in person, you are requested to vote electronically or by telephone, or date, sign and return promptly the enclosed proxy in the envelope provided at your earliest convenience.

By Order of the Board of Directors

Neil I. Sell, Secretary

August 8, 2003

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
Directors
EXECUTIVE COMPENSATION
COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS PERFORMANCE GRAPH FOR NORSTAN, INC. Prepared by the Center for Research in Security Prices
PROPOSAL NO. 3 AMENDMENT OF RESTATED NON-EMPLOYEE DIRECTORS’ PLAN
PROPOSALS OF SHAREHOLDERS
COMPLIANCE WITH SECTION 16(a)
FINANCIAL AND OTHER INFORMATION
OTHER MATTERS
1995 LONG-TERM INCENTIVE PLAN
NORSTAN, INC. RESTATED NON-EMPLOYEE DIRECTORS STOCK PLAN
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
Independent Auditors
Financial Reporting Processes and Accounting Policies
Ethical Compliance, Legal Compliance, and Risk Management
Other Responsibilities
CHARTER
Compensation Committee of the Board of Directors of Norstan, Inc.
CHARTER OF THE CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS Adopted by the Board of Directors on March 20, 2003

PROXY STATEMENT

For Annual Meeting of Shareholders of

NORSTAN, INC.

Minneapolis Marriott Southwest

5801 Opus Parkway, Minnetonka, Minnesota 55343

To be held September 18, 2003

SOLICITATION OF PROXIES

      The enclosed proxy is solicited by and on behalf of the Board of Directors of Norstan, Inc. (“Norstan” or the “Company”) for use at the annual meeting of shareholders of the Company on September 18, 2003 and any adjournment thereof (the “Annual Meeting”). The approximate date on which this Proxy Statement and form of proxy will first be sent or given to shareholders is August 8, 2003.

      The expense of the solicitation of proxies for this Annual Meeting, including the cost of mailing, has been borne by Norstan. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and Norstan will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

VOTING AND REVOCATION OF PROXY

Who Can Vote

      Only shareholders of record at the close of business on August 1, 2003 are entitled to notice of and to vote at the Annual Meeting. Each share so held entitles the holder to one vote upon each matter to be voted upon. On August 1, 2003, Norstan had outstanding 12,977,950 shares of common stock. A quorum, consisting of a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Voting by Proxy

      All shares represented by proxies which have been properly executed and returned will be voted at the Annual Meeting. Where a specification is made by the shareholder as provided in the form of proxy, the shares will be voted in accordance with such specification. If no specification is made, the shares will be voted: (i) FOR the election of each of the eight nominees for directors named in this Proxy Statement; (ii) FOR the proposed amendment to the Norstan, Inc. 1995 Long-Term Incentive Plan to increase the number of shares issuable thereunder from 3,400,000 to 3,900,000 shares; and (iii) FOR the proposed amendment to the Norstan, Inc. Restated Non-Employee Directors’ Stock Plan to increase the number of shares issuable thereunder from 500,000 to 650,000 shares.

      Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is voted. Proxies may be revoked by: (a) giving written notice of such revocation to Neil I. Sell, Secretary of Norstan, at 5101 Shady Oak Road, Minnetonka, Minnesota 55343, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (note: attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

Voting Electronically or by Telephone

      The Board of Directors encourages registered shareholders to vote electronically through the Internet or by telephone by following the instructions included with their proxy card. Shareholders whose shares are registered in the name of a bank or brokerage firm may be eligible to vote electronically through the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for shareholders whose bank or brokerage firm is participating in ADP’s program. Shareholders not wishing to vote electronically through the Internet or whose form does not reference Internet or telephone voting information should complete and return the enclosed paper proxy card.

If you vote by telephone or electronically using the Internet, please do not mail your proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The property, affairs and business of Norstan are managed under the direction of the Board of Directors. The Bylaws of the Company provide that the number of directors shall be not less than three nor more than fifteen, with the number to be determined by the Board of Directors. The Board of Directors has fixed the number of directors at eight for the ensuing year, and eight directors will be elected at the Annual Meeting for a term of one year. Each of the nominees named below is now a director of Norstan and has served continuously as a director of the Company since the year indicated. All nominees have indicated a willingness to serve if elected. Alan L. Mendelson, age 60, will retire from the Board of Directors on the date of the 2003 Annual Meeting.

      All shares represented by proxies which have been properly executed and returned will be voted for the election of each of the eight nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason be unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as may be selected in accordance with the best judgment of the proxy holders named therein. The Board of Directors knows of no reason to anticipate that any of the nominees named herein will be unable or unwilling to serve. Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting.

			Director
Name of Director Nominee	Position with the Company	Age	Since

Paul Baszucki	Chairman of the Board	63	1975

James C. Granger	President, Chief Executive Officer and Director	56	2000

John R. Eickhoff	Director	63	2001

Constance M. Levi	Director	64	1993

James E. Ousley	Director	57	2003

Frank P. Russomanno	Director	56	2003

Jagdish N. Sheth	Director	64	1995

Mercedes Walton	Director	49	2000

      The Board of Directors recommends a vote for the election of each of the nominees named above.

INFORMATION CONCERNING DIRECTORS
AND EXECUTIVE OFFICERS

Directors

      Certain information concerning the directors of the Company is set forth below.

      PAUL BASZUCKI was named Chairman of the Board of Norstan in May 1997 and has served as a director since 1975. Mr. Baszucki also served as President and Chief Executive Officer of Norstan from 1986 to May 1997 and from December 1999 to October 2000. Mr. Baszucki serves on the board of directors of both WSI, Inc. and G & K Services, Inc.

      JAMES C. GRANGER became President, Chief Executive Officer and a member of the Company’s Board of Directors in October 2000. From January 1997 to October 2000, Mr. Granger was employed by Visionics Corporation (formerly Digital Biometrics, Inc.) as its President and Chief Executive Officer. During the period from March 1995 to December 1996, Mr. Granger served as President of the access platforms systems division of ADC Telecommunications, Inc. Mr. Granger has served on the Board of Directors of International Decision Systems, PLC since May 2002.

      JOHN R. EICKHOFF was appointed to Norstan’s Board of Directors in October 2001. Mr. Eickhoff is presently Executive Vice President and Chief Financial Officer of Ceridian Corporation (formerly Control Data Corporation) where he has been employed in various capacities since 1963. Mr. Eickhoff has served as Ceridian’s Chief Financial Officer since 1993 and was promoted to the position of Executive Vice President in 1995.

      CONSTANCE M. LEVI has served as a director since 1993. She was President of the Greater Minneapolis Chamber of Commerce from August 1988 until her retirement in 1994. Ms. Levi is a Trustee of the Lutheran Brotherhood Family of Funds. Ms. Levi was formerly the Chair of Hamline University Board, Chair of the Ethics Division of the Amdahl Commission and Majority Leader of the Minnesota House of Representatives. Ms. Levi has served as a director or member of numerous governmental, public service, and nonprofit boards and organizations.

      ALAN L. MENDELSON was elected to Norstan’s Board of Directors in May 2000. Since January 2002, Mr. Mendelson has occupied the position of Chairman of the Board and Chief Executive Officer of New Millennium Partners, a technology industry consulting firm. From January 1999 to January 2002, Mr. Mendelson was employed as Chief Executive Officer of The Phillips Group. During the period from 1990 to January 1999, Mr. Mendelson served as Chief Executive Officer of two predecessor firms of The Phillips Group. Prior to 1990, Mr. Mendelson was employed in various sales and marketing positions, including approximately 18 years with AT&T. Mr. Mendelson will retire from Norstan’s Board of Directors on the date of the 2003 Annual Meeting.

      JAMES E. OUSLEY joined Norstan’s Board of Directors in April 2003. Since August 2001, Mr. Ousley has been employed as the President and Chief Executive Officer of Vytek Corporation, a provider of business strategy and technology assessments, integrated hardware and software development. From September 1999 to August 2001, Mr. Ousley served as President, Chief Executive Officer and Chairman of the Board of Directors of Syntegra (USA), Inc., a provider of e-Business solutions and a division of British Telecommunications. From September 1991 to September 1999, Mr. Ousley served as President and Chief Executive Officer of Control Data Systems, which was acquired by British Telecommunications in September 1999. Mr. Ousley serves on the Boards of Directors of ActivCard, Inc., Bell Microproducts, Inc., Datalink, Inc., Savvis Communications, Inc. and Vytek Corporation.

      FRANK P. RUSSOMANNO became a member of the Norstan Board of Directors in March 2003. Mr. Russomanno is President of the Imation Corp. data storage and information management business unit, which develops, manufactures, and markets magnetic and optical removable data storage products for users of digital information technology. Mr. Russomanno, a 23-year employee with 3M, has held various senior management positions since joining Imation in 1996.

      JAGDISH N. SHETH has served as a director since 1995. He has been the Charles H. Kellstadt Professor of Marketing in the Goizueta Business School, Emory University since 1991. Prior to Dr. Sheth’s present position, he was the Robert E. Brooker Professor of Marketing at the University of Southern California (7 years), the Walter H. Stellner Distinguished Professor of Marketing at the University of Illinois (15 years), and on the faculty of Columbia University (5 years), as well as the Massachusetts Institute of Technology (2 years). Dr. Sheth also serves on the Boards of Directors of Wipro Limited, Pac-West Telecom, Inc. and CRYO-CELL International, Inc.

      MERCEDES WALTON was elected to Norstan’s Board of Directors in May 2000. Since September 2001, Ms. Walton has been employed as the Chief Executive Officer of Ralston-Hill Consulting. In April 2003, Ms. Walton was named interim Chief Executive Officer of CRYO-CELL International, Inc., a business offering cord blood stem cell storage. Ms. Walton serves also as Chair of the Board of Directors of CRYO-CELL International, Inc. During the period from January 2001 to September 2001, Ms. Walton was employed as the President and Chief Operating Officer of Applied Digital Solutions, Inc., a provider of e-business solutions. Ms. Walton was employed by AT&T from 1985 to March 2000. Ms. Walton served as AT&T’s Vice President- Corporate Strategy and Business Development from January 1999 to March 2000, and as its Business Development Vice President — Corporate Strategy from March 1996 to December 1998.

      The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which any person has been selected as a director or nominee. There is no family relationship between any of the directors or executive officers of the Company.

Board Actions and Committees

      During the fiscal year ended April 30, 2003, the Norstan’s Board of Directors met four times. Each member of the Board of Directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and the committees of the board on which he or she served.

      The Audit Committee of Norstan’s Board of Directors (the “Audit Committee”) consists of four non-employee directors: John R. Eickhoff, Constance Levi, James E. Ousley and Jagdish Sheth. During fiscal 2003, the Board adopted an amended and restated charter, a copy of which is attached as Exhibit C to this proxy statement. The Audit Committee met seven times during the year ended April 30, 2003. The report of the Audit Committee is set forth below.

      The Compensation Committee of the Board of Directors consists of three non-employee directors: Alan L. Mendelson, Mercedes Walton and Frank Russomanno. The Compensation Committee, which met three times during the fiscal year ended April 30, 2003, grants stock options and other incentive compensation awards, reviews salary levels, bonuses and other matters and makes recommendations to the Board of Directors in connection therewith. The report of the Compensation Committee appears in the section of this Proxy Statement devoted to Executive Compensation. A copy of the Charter of the Compensation Committee appears as Exhibit D to this Proxy Statement.

      Norstan’s Board of Directors established a Governance Committee in September, 2002. The Governance Committee, which met twice during the year ended April 30, 2003, consists of Mercedes Walton, as chair, John R. Eickhoff and Constance Levi. Copies of the Principles of Corporate Governance and Charter adopted by the Norstan Governance Committee appear as Exhibits E and F to this Proxy Statement.

Report of the Audit Committee

      The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

      As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s firm of independent accountants, Deloitte & Touche LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

      Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent accountants, nor can the Audit Committee certify that Norstan’s firm of independent accountants is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the independent accountants on the basis of the information it receives, discussions with management and the independent accountants and the experience of the Audit Committee’s members in business, financial and accounting matters.

      Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent accountants, including the audit scope, fees, independence matters and the extent to which Norstan’s independent accountants may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent accountants. The Audit Committee also reviews the results of the external audit work to be performed with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls. Management and independent accountant presentations to, and discussions with, the Audit Committee also cover various topics and events that may have significant financial effect or are the subject of discussions between management and the independent accountants.

      For fiscal 2003, the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants, management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has discussed with the Company’s independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The Company’s independent accountants also provided the Audit Committee with the written disclosures required by

Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the Company’s firm of independent accountants their independence.

Audit Fees

      The aggregate fees billed by Deloitte & Touche LLP for the audit of Norstan’s annual financial statements for the fiscal year ended April 30, 2003 and for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for that fiscal year were $165,524. Deloitte & Touche LLP billed Norstan an additional $122,632 for the audit of the Company’s fiscal years 2001 and 2000 annual financial statements previously examined by Arthur Andersen LLP.

Financial Information Systems Design and Implementation Fees

      Deloitte & Touche LLP did not perform any financial information systems design or implementation professional services for Norstan during the fiscal year ended April 30, 2003.

All Other Fees

      The aggregate fees billed to Norstan for services rendered by Deloitte & Touche LLP (including out-of-pocket expenses), other than the services covered in the two preceding paragraphs, for the fiscal year ended April 30, 2003 were $91,414, consisting of $69,064 for tax related professional services and $27,350 for benefit plan audits.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Norstan’s audited financial statements for the fiscal year ended April 30, 2003 be included in the Company’s Annual Report on Form 10-K for that year. Norstan’s Annual Report on Form 10-K was filed with the Securities and Exchange Commission on July 25, 2003.

August 8, 2003	John R. Eickhoff, Chair James E. Ousley Constance M. Levi Jagdish Sheth

Compensation of Directors

      Non-employee directors receive an annual retainer fee of $20,000 payable in cash, in quarterly installments. Committee chairs receive an additional annual retainer fee of $4,000. Non-employee directors receive $1,500 for each regularly scheduled board of directors’ meeting attended, as well as a fee of $500 for each meeting attended via telephone conference. Non-employee directors receive $1,000 per meeting for any committee on which they serve. Employee directors do not receive any fees for serving on the Board of Directors or on any board committee. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board and committee meetings.

      Under the Norstan, Inc. Restated Non-Employee Directors’ Plan, each director of the Company who was not an employee of Norstan or one of its subsidiaries receives a 20,000 share option upon his or her initial election as a director. The exercise price of the option is equal to the market price on the date of grant. The Restated Non-Employee Directors’ Plan provides that options generally become exercisable in installments over a two-year period. If a person ceases to be a director, he or she may exercise the option within two years after ceasing to be a director to the extent it is otherwise exercisable at the date of termination.

      On September 13, 2002, each of the then five non-employee directors received option grants covering 7,500 shares of Norstan’s common stock. These options were fully vested on the date of grant. The Board intends to award option grants covering 7,500 shares to each non-employee director on an annual basis.

      As of July 31, 2003, options to purchase 291,000 shares were outstanding under the Restated Directors’ Plan and 10,530 shares were available for grant.

Executive Officers Who Are Not Directors

      Certain information concerning current executive officers of Norstan who are not directors is set forth below.

			Executive
			Officer
Name of Executive	Positions with the Company	Age	Since

Scott G. Christian	Executive Vice President and Chief Financial Officer	48	2001

Michael E. Laughlin	Executive Vice President of Services Delivery	51	2000

Larry J. Schmidt	Executive Vice President of Direct Solutions	45	2001

Roger D. Van Beusekom	Executive Vice President of Resale Services	64	1996

Donna Warner	Vice President of Channels Development	45	2003

      SCOTT G. CHRISTIAN was appointed Executive Vice President and Chief Financial Officer of the Company in January 2001. Mr. Christian served as Senior Vice President of Finance of Ceridian Corporation from April 1999 to October 2000. From April 1981 to February 1999, Mr. Christian was employed by Automatic Data Processing in a variety of capacities, including Chief Financial Officer for the Electronic Services Division from 1995 to 1999. Mr. Christian serves as a member of the Board of Directors and Chair of the Audit Committee of CRYO-CELL International, Inc.

      MICHAEL E. LAUGHLIN has been Executive Vice President of Services Delivery since May 1999. Previously, Mr. Laughlin was Senior Vice President and Executive Vice President of Customer Support and Customer Services, respectively, beginning in May 1996. Prior to those positions, Mr. Laughlin was Vice President of Customer Support Centers as of May 1994. Mr. Laughlin joined Norstan in 1976 and has held a variety of executive and management positions during that time.

      LARRY J. SCHMIDT became Norstan’s Executive Vice President of Direct Solutions in March 2001 and has been employed by the Company since 1989. From November 2000 to March 2001, Mr. Schmidt served as Norstan’s Vice President of Marketing. Mr. Schmidt was Vice President of Call Center Technologies from May 1998 to November 2000, Director of Call Center Technologies from November 1997 to May 1998, and Enterprise Account Program Management from May 1996 to November 1997. From 1989 to May 1996, Mr. Schmidt held various sales and sales management positions with the Company.

      ROGER D. VAN BEUSEKOM has been Executive Vice President of Norstan Resale Services since February 1996. Mr. Van Beusekom served in various managerial capacities with Norstan Financial Services from 1986 to 1996.

      DONNA WARNER became the Vice President of Channels Development in February 2003. Ms. Warner served as Norstan’s Vice President of Field Services for the Central and Western United States from May 1999 to February 2003. Ms. Warner was employed as Norstan’s business unit manager for New Mexico, responsible for both sales and operations, from May 1998 to May 1999. Ms. Warner has occupied a variety of other sales, operations and management positions with Norstan since 1983.

EXECUTIVE COMPENSATION

Report of the Compensation and Stock Option Committee

      This report is submitted by the Stock Option and Compensation Committee (the “Compensation Committee”) of the Board of Directors. The Compensation Committee is responsible for developing the compensation programs for the Company’s executive officers, senior management and other key employees, and for establishing the specific short- and long-term compensation elements thereunder. The Compensation Committee also oversees the general compensation structure for all of the Company’s senior executives. In addition, the Compensation Committee currently administers the Norstan, Inc. 1995 Long-Term Incentive Plan, Norstan, Inc. Restated Non-Employee Directors’ Plan, 2000 Employee Stock Purchase Plan of Norstan, Inc. and the Norstan, Inc. 2002 Long-Term Performance Plan.

      The principal objective of the Company’s executive compensation program is to enhance the Company’s long-term financial results for the benefit of the Company’s shareholders. To achieve this objective, the Company’s executive compensation program is designed to provide levels of compensation that assist the Company in attracting, motivating and retaining qualified executive officers and aligning their financial interests with those of the Company’s shareholders by providing a competitive compensation package based on corporate and individual performance. In addition, the Company performs periodic reviews of its executive compensation program to confirm the competitiveness of its overall executive compensation package as compared with companies which compete with the Company for prospective employees possessing skills necessary for successful marketing of high technology products and related services.

      Compensation under the Company’s executive compensation program consists of three principal elements: (i) cash compensation in the form of base salary, (ii) incentive compensation in the form of cash bonuses, and (iii) long-term incentive awards in the form of stock-based compensation grants and cash bonuses. In addition, the compensation program is comprised of various benefits, including medical and insurance plans, and a 401(k) retirement plan with matching Company contributions.

Base Salary

      Base salaries for each of the Company’s executive officers, including the Chief Executive Officer, are generally set within the range of salaries the Compensation Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at companies of similar size. In setting compensation levels, the Compensation Committee seeks to align total executive compensation levels with corporate performance. Accordingly, base salary levels are set at what the Compensation Committee believes approximate the median level of compensation paid to executive officers at companies of similar size, while endeavoring to provide relatively higher incentive award opportunities. In addition, the Compensation Committee generally takes into account such factors as: (i) the Company’s past financial performance and future expectations, (ii) business unit performance and future expectations, (iii) individual performance and experience and (iv) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes an informed, but ultimately subjective, determination based upon the consideration of all of these factors, as well as the progress made with respect to the Company’s long-term goals and strategies. Generally, salary decisions for the Company’s executive officers other than the Chief Executive Officer are made by the Compensation Committee near the beginning of each fiscal year based on recommendations of the Chief Executive Officer.

      Fiscal 2003 base salaries were determined after considering the base salary level of the executive officers in prior years, and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Committee in determining total compensation to each executive officer. A significant factor in setting base salary levels for each of the Company’s executive officers, other than the Chief Executive Officer, were evaluations and recommendations made by the Chief Executive Officer. The Compensation Committee believes that fiscal 2003 base salary levels for each of the Named Executive Officers named in the Summary Compensation Table approximate the median salary levels for comparable positions at companies of similar size operating in the service industry.

Incentive Compensation

      Annual Incentive Plan: Under the Norstan Annual Incentive Plan, each executive officer is eligible to receive a cash bonus at the end of the fiscal year based upon the Company’s performance. For fiscal 2003, no cash bonuses were awarded based on the Company’s profit or revenue performance; however, each of the Company’s executive officers received a bonus as a result of Norstan’s achievement of targeted debt reduction objectives. Each of Mr. Granger and Mr. Baszucki received a bonus of approximately $15,000 and all other executive officers received individual bonuses of less than $10,000.

      Long-Term Performance Plan: Under the Norstan, Inc. 2002 Long-Term Performance Plan, executive officers may earn additional cash compensation upon the satisfaction of numerically quantifiable target objectives established by mutual agreement between the executive and the Company for a performance period generally equal to three years. No awards have been paid to date under this plan.

      Stock-Based Compensation: Stock option and restricted share grants provide executives with an additional incentive to improve the Company’s financial performance, and assist Norstan in the recruitment, motivation and retention of key professional and managerial personnel. Long-term incentive compensation in the form of stock options and restricted share grants enable officers to share in the appreciation of the value of the Company’s common stock. The Compensation Committee believes such long-term equity ownership participation more closely aligns the interests of executive officers with those of the Company’s shareholders by encouraging executive officers to enhance the value of the Company. In addition, the Compensation Committee believes equity ownership by executive officers helps to balance the short-term focus of annual incentive compensation with a longer-term view.

      The Compensation Committee periodically grants new options and restricted shares to executive officers and other employees to provide continuing incentives for future performance. When establishing stock option and restricted share grant levels, the Compensation Committee considers existing levels of stock ownership, previous grants of options and restricted shares, vesting schedules of outstanding options and restricted share grants, and the current price of the Company’s common stock. For additional information regarding the grant of options, see the table under the heading “Stock Options.” No restricted share grants were awarded in fiscal 2003.

Other Benefits

      The Company also has various broad-based employee benefit plans. Executive officers generally participate in these plans on the same terms as eligible non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers an employee stock purchase plan, under which employees may purchase common stock at a legally permitted discount, and a 401(k) retirement plan, which permits employees to invest in a variety of funds on a pre-tax basis and includes partial matching Company contributions. The Company also maintains insurance and other benefit plans for its employees.

      During fiscal 2003, Norstan adopted a “time off without pay” program, pursuant to which all non-sales employees were given the opportunity to take up to 10 days of uncompensated leave. The program resulted in aggregate savings of approximately $635,000, including $71,000 attributable to participation by Norstan’s senior executives.

Chief Executive Officer Compensation

      In fiscal 2003, Mr. Granger received a base salary of $394,000, or $44,000 more than his base salary for fiscal 2002. The increase in Mr. Granger’s base salary was largely attributable to the substantial improvement in Norstan’s financial performance in fiscal 2002 over prior years. During fiscal 2003, the Compensation Committee also awarded Mr. Granger with options covering 137,500 shares of the Company’s common stock.

      Mr. Granger was paid a bonus of approximately $210,000 for his performance in fiscal 2002. Mr. Granger’s bonus for fiscal 2003 was reduced to approximately $15,000, largely as a result of the Company’s failure to satisfy targeted profitability and revenue objectives.

Compensation Committee Interlocks and Insider Participation

      Scott Christian, Executive Vice President and Chief Financial Officer of Norstan, is a member of the Board of Directors and Chair of the Audit Committee of CRYO-CELL International, Inc. Mercedes Walton, interim Chief Executive Officer of CRYO-CELL International, Inc., is a member of Norstan’s Compensation and Stock Option Committee. There are no other interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving members of the Board of Directors, or its Compensation and Stock Option Committee.

Tax Deductibility of Executive Compensation

      Section 162(m) of the Code limits the tax deduction to $1 million for compensation paid to any of the executive officers, unless certain requirements are met. The Committee has considered these requirements and the related regulations. It is the present intention of the Committee that, so long as it is consistent with the Committee’s overall compensation objectives, substantially all executive compensation shall be deductible for federal income tax purposes.

      The purpose of this report is to inform shareholders of the responsibilities and the philosophy of the Compensation Committee with respect to executive compensation. Neither this report nor the Performance Graph are intended to be used for any other purpose or to be incorporated by reference in any of the Company’s past or future filings with the Securities and Exchange Commission.

August 8, 2003	Compensation and Stock Option Committee Alan L. Mendelson, Chair Frank P. Russomanno Mercedes Walton

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      Each of Messrs. Baszucki, Granger and Christian (the “Executives”) have entered into employment agreements with Norstan (collectively, the “Agreements”) which expire on April 30, 2005, October 31, 2004 and January 17, 2005, respectively. Each of the Agreements is subject to 24 month automatic renewal periods unless the Company provides the Executive with prior notice to the contrary. The Agreements provide that Executives are entitled to participate in all employee benefit plans and fringe benefit programs maintained by Norstan for its executive officers. In the event of death or other termination of employment without “cause” (as defined in the Agreements) during the term of the Agreements, each Executive is entitled to receive his base salary for a period of 12 months thereafter. Current base salaries are $325,000, $439,000 and $284,000, respectively, for Messrs. Baszucki, Granger and Christian. Each Agreement also contains a provision designed to encourage the Executives to carry out their employment duties in the event of a change of control in the Company. Such provisions state that upon a change of control, the Executive’s period of employment under the Agreement is automatically extended to the date that is 24 months (36 months, in the case of Mr. Baszucki’s employment agreement) from the date of the change in control. In addition, if after a change in control the Executive’s employment is terminated by Norstan without cause or by the Executive within 18 months after the change in control or by him during the term of the Agreement as a result of (i) changes in his duties, compensation, benefits or work location, (ii) a risk of mental or physical illness posed by contractual performance of his duties, or (iii) “good reason” (as defined in the Agreement), the Executive will receive as compensation twice his annual salary and incentive payment, the vesting of all shares of restricted stock, performance awards, stock appreciation rights and stock options and certain other benefits.

      Mr. Baszucki and Norstan are also parties to a consulting agreement (the “Consulting Agreement”) dated February 1, 2001. The Consulting Agreement has a three-year term commencing on the expiration or earlier termination of Mr. Baszucki’s employment agreement with the Company. During the term of the Consulting Agreement Norstan will pay Mr. Baszucki an annual retainer of $255,000, in return for which Mr. Baszucki will provide such consulting services as the Company may require. Mr. Baszucki is prohibited from competing with Norstan during the term of the Consulting Agreement.

Summary Compensation Table

      The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of Norstan and each of the four most highly compensated executive officers of the Company, whose total annual salary and bonus compensation for the most recent fiscal year exceeded $100,000 (collectively, the “Named Executive Officers”).

					Long-Term
					Compensation Awards
		Annual Compensation
						Restricted
				Other Annual	Securities	Stock	All Other
	Fiscal	Salary	Bonus	Compensation	Underlying	Awards	Compensation
Name and Principal Position	Year	($)(1)	($)	($)(2)	Options	($)(3)(4)	($)(5)

Paul Baszucki*	2003	384,965	14,644	—	37,500	—	6,750
Chairman of the Board	2002	418,400	253,291	—	—	—	14,617
	2001	407,077	71,610	—	60,000	10,000	14,717

James C. Granger**	2003	394,231	14,875	—	137,500	—	14,009
President and Chief	2002	350,000	210,210	—	—	—	13,509
Executive Officer	2001	169,615	30,624	—	200,000	100,000	—

Scott G. Christian***	2003	257,692	8,250	—	75,000	—	7,178
Executive Vice President	2002	240,000	123,552	—	—	—	8,595
and Chief Financial Officer	2001	62,769	9,000	—	75,100	25,000	858

Michael E. Laughlin	2003	187,500	6,000	—	51,250 (6)	—	6,450
Executive Vice President	2002	175,000	111,930	—	—	—	5,950
of Services Delivery	2001	174,615	31,500	—	32,500	7,500	5,100

Larry J. Schmidt	2003	179,808	5,700	—	43,500 (7)	—	7,766
Executive Vice President	2002	175,000	107,940	—	—	—	5,495
of Direct Solutions	2001	159,025	22,866	—	40,000	7,500	3,873

*	Mr. Baszucki served as Norstan’s Chief Executive Officer from December 1999 to October 2000.

**	Mr. Granger was hired as Norstan’s Chief Executive Officer in October 2000.

***	Mr. Christian joined Norstan as its Chief Financial Officer in January 2001.

(1)	Base salary amounts for fiscal 2003 reflect aggregate savings of approximately $71,000 attributable to senior executive participation in the Company’s “time off without pay” program.

(2)	Pursuant to rules promulgated by the United States Securities and Exchange Commission, other annual compensation may be omitted if not in excess of either: (i) $50,000; or (ii) 10 percent of the employee’s total annual salary and bonus.

(3)	Restricted stock becomes vested in three to five equal annual installments. The first installment becomes vested one year from the date of grant. Any dividends declared on the Company’s common stock will be paid on all shares of restricted stock granted under the 1995 Long-Term Incentive Plan.

(4)	As of April 30, 2003, the Named Executive Officers held restricted shares of Norstan’s common stock, all subject to a risk of forfeiture, with aggregate market values (based on the closing price of a share of common stock of $3.60 on the Nasdaq National Market System at April 30, 2003) as follows:

	Restricted	Market
Name	Shares	Value($)

Paul Baszucki	3,333	11,999

James C. Granger	37,500	135,000

Scott G. Christian	8,333	29,999

Michael E. Laughlin	2,500	9,000

Larry J. Schmidt	—	—

(5)	All Other Compensation reported for fiscal 2003 represents: (i) Company matching contributions to the 401(k) Plan of $6,000 for Mr. Baszucki, $5,500 for Mr. Granger, $4,643 for Mr. Christian, $5,500 for Mr. Laughlin and $5,500 for Mr. Schmidt; and (ii) payments for executive disability insurance premiums as follows: Mr. Baszucki $750, Mr. Granger $8,509 Mr. Christian $2,535, Mr. Laughlin $950 and Mr. Schmidt $2,266.

(6)	Includes an option covering 11,250 shares, exercisable at $5.65 per share, issued to Mr. Laughlin pursuant to an option exchange program.

(7)	Includes an option covering 8,500 shares, exercisable at $5.65 per share, issued to Mr. Schmidt pursuant to an option exchange program.

Stock Options

      The following tables provide certain information with respect to stock options granted during fiscal 2003 to the named executive officers and the value of such officers’ unexercised options at April 30, 2003. No stock options were exercised by the named executive officers during fiscal 2003.

	Individual Grants
					Potential Realizable
		Percentage			Value of Assumed
	Number of	of Total			Annual Rates of Stock
	Securities	Options			Price Appreciation for
	Underlying	Granted to	Exercise or		Option Term(4)
	Option	Employees in	Base Price	Expiration
Name	Granted(2)	Fiscal Year	($/Share)(3)	Date	5%($)	10%($)

Paul Baszucki	37,500	3.8	5.65	6-13-12	133,125	337,500

James C. Granger	137,500	13.9	5.65	6-13-12	488,125	1,237,500

Scott G. Christian	75,000	7.6	5.65	6-13-12	266,250	675,000

Michael E. Laughlin	40,000	4.1	5.65	6-13-12	142,000	360,000
	11,250 (5)	1.1	5.65	6-13-12	39,938	101,250

Larry J. Schmidt	35,000	3.5	5.65	6-13-12	124,250	315,000
	8,500 (5)	.9	5.65	6-13-12	30,175	76,500

(1)	No grants of stock appreciation rights were made in the last fiscal year.

(2)	All options, other than the options described in (5) below, vest ratably over a three-year period.

(3)	The options were granted at 100 percent of the fair market value on the date of grant. The optionee may satisfy the exercise price by submitting cash or, at the discretion of the Compensation and Stock Option Committee, shares of common stock.

(4)	The dollar amounts in these columns are the result of calculations at the 5 percent and 10 percent rates set by the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company’s common stock.

(5)	These options were granted pursuant to an option exchange program. The options vested 33 percent upon the date of grant; 50 percent of the remaining unvested portion of the option vested on June 13, 2003 and the remainder will vest on June 13, 2004.

Aggregated Option Exercises in Last Fiscal Year

and FY-End Option Values

      The following table summarizes information with respect to options held by the Named Executive Officers and the value of the options held by such persons as of the end of the last fiscal year.

					Value of Unexercised
			Number of Unexercised		In-The-Money
	Shares		Options at FY-End(#)		Options at FY-End($)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul Baszucki	—	—	241,717	44,166	124,500	—

James C. Granger	—	—	125,000	250,000	75,250	186,750

Scott Christian	—	—	50,100	108,333	64,249	32,000

Michael E. Laughlin	—	—	63,800	52,500	62,250	—

Larry J. Schmidt	—	—	45,759	48,791	62,250	—

Performance Graph

      The following performance graph compares cumulative total shareholder returns on Norstan’s common stock over the last five fiscal years, ended April 30, 2003, with The Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Non-Financial Stock Index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends.

COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
PERFORMANCE GRAPH FOR
NORSTAN, INC.
Prepared by the Center for Research in Security Prices

	4/98	4/99	4/00	4/01	4/02	4/03

Norstan, Inc.	100.00	41.67	26.83	4.38	27.21	15.00
Nasdaq Stock Market (U.S.)	100.00	137.05	207.60	113.68	91.36	79.79
Nasdaq Non-Financial	100.00	140.69	225.05	116.76	88.77	76.43

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS

AND MANAGEMENT

      The following table sets forth information as of August 1, 2003 (except as otherwise noted), regarding the beneficial ownership of Norstan’s common stock, its only class of equity security outstanding, by each director and executive officer of the Company, by all directors and executive officers as a group, and by each person (including any “group” as that term is used in section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known by the Company to be the beneficial owner of more than five percent of the common stock of the Company:

	Amount and Nature of
	Beneficial		Percent of
Name and Address of Beneficial Owner	Ownership(1)		Outstanding(2)

Directors and executive officers:

Paul Baszucki	712,490	(3)	5.4

James C. Granger	295,484	(4)	2.2

Scott G. Christian	111,671	(5)	*

Michael E. Laughlin	104,189	(6)	*

Larry J. Schmidt	76,384	(7)	*

Roger D. Van Beusekom	173,185	(8)	1.3

Donna Warner	28,428	(9)	*

John R. Eickhoff	31,160	(10)	*

Constance M. Levi	44,660	(11)	*

Alan L. Mendelson	54,620	(12)	*

Jagdish N. Sheth	78,260	(13)	*

Mercedes Walton	45,650	(14)	*

James E. Ousley	8,000	(15)	*

Frank P. Russomanno	7,000	(16)	*

All directors and executive officers as a group (14 persons)	1,771,181	(17)	12.7

Other beneficial owners:

Perkins Capital Management, Inc.	2,271,242	(18)	17.5
730 East Lake Street
Wayzata, MN 55391

Dimensional Fund Advisors, Inc.	941,600	(19)	7.3
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

*	Less than one percent

(1)	Each person has sole voting and sole dispositive powers with respect to the outstanding shares held by the indicated person, except as otherwise noted.

(2)	Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which would be issuable within 60 days if stock options held by the indicated person were exercised.

(3)	Includes 570 shares owned by Mr. Baszucki’s spouse and 30,944 shares owned by a family foundation with respect to which Mr. Baszucki serves as trustee. Mr. Baszucki disclaims beneficial ownership of all such shares. Also includes 257,550 shares issuable to Mr. Baszucki upon exercise of options exercisable within 60 days.

(4)	Includes 170,834 shares issuable to Mr. Granger upon exercise of options exercisable within 60 days.

(5)	Includes 75,100 shares issuable to Mr. Christian upon exercise of options exercisable within 60 days.

(6)	Includes 83,384 shares issuable to Mr. Laughlin upon exercise of options exercisable within 60 days.

(7)	Includes 65,884 shares issuable to Mr. Schmidt upon exercise of options exercisable within 60 days.

(8)	Includes 21,181 shares held by a trust with respect to which Mr. Van Beusekom serves as trustee. Also includes 74,384 shares issuable to Mr. Van Beusekom upon exercise of options exercisable within 60 days.

(9)	Includes 21,717 shares issuable to Ms. Warner upon exercise of options exercisable within 60 days.

(10)	Includes 27,500 shares issuable to Mr. Eickhoff upon exercise of options exercisable within 60 days.

(11)	Includes 33,500 shares issuable to Ms. Levi upon exercise of options exercisable within 60 days.

(12)	Includes 38,500 shares issuable to Mr. Mendelson upon exercise of options exercisable within 60 days.

(13)	Includes 52,500 shares issuable to Dr. Sheth upon exercise of options exercisable within 60 days.

(14)	Includes 33,500 shares issuable to Ms. Walton upon exercise of options exercisable within 60 days.

(15)	Includes 7,000 shares issuable to Mr. Ousley upon exercise of options exercisable within 60 days.

(16)	Includes 7,000 shares issuable to Mr. Russomanno upon exercise of options exercisable within 60 days.

(17)	Includes 948,353 shares issuable to the Company’s officers and directors pursuant to the exercise of options held by them and exercisable within the next 60 days.

(18)	A Schedule 13G/ A filed by Perkins Capital Management, Inc. with the Securities and Exchange Commission on January 29, 2003 states that Perkins Capital Management, Inc. has sole dispositive power with respect to such shares and sole voting power over 476,367 shares.

(19)	A Schedule 13G filed by Dimensional Fund Advisors, Inc. with the Securities and Exchange Commission on February 3, 2003 states that Dimensional Fund Advisors, Inc. has sole voting and dispositive powers with respect to all such shares.

PROPOSAL NO. 2

AMENDMENT OF NORSTAN, INC. 1995 LONG-TERM INCENTIVE PLAN

      The brief summary of the Plan which follows is qualified in its entirety to the complete text of the Plan in its proposed amended form attached to this Proxy Statement as Exhibit A.

      The Board of Directors believes that stock grants and awards have been, and will continue to be, an important compensation element in attracting and retaining key personnel. The objectives of the 1995 Plan are to aid the Company in maintaining and developing personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company’s business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

      The 1995 Plan permits the granting of stock options, stock appreciation rights, restricted stock, performance awards and other stock-based awards to employees of the Company or its subsidiaries and to consultants or advisors providing bona fide services to the Company or its subsidiaries. Non-employee directors are not eligible for awards under the 1995 plan.

      On September 20, 1995, the shareholders of the Company approved the Company’s 1995 Long-Term Incentive Plan (the “Plan”) covering up to 1,200,000 shares of common stock. At annual meetings held in 1998, 2000 and 2001, the Company’s shareholders approved amendments to the Plan increasing the number of shares issuable thereunder to 3,400,000. In June, 2003, the Company’s Board of Directors approved, subject to shareholder ratification, a further amendment to the Plan to authorize the issuance of an additional 500,000 shares thereunder.

      The 1995 Plan is administered by the Compensation and Stock Option Committee of the Board of Directors of the Company (the “Committee”) which has the authority and discretion to designate participants, determine the time at which awards shall be granted, set the period and terms and conditions under which each award becomes exercisable, and make any other determinations which are necessary or advisable for the administration of the 1995 Plan. The Committee consists of three non-employee directors, each of whom is a “disinterested person” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Participants may receive more than one award under the 1995 Plan.

      Stock options granted under the 1995 Plan may be either incentive stock options (“Incentive Stock Options”) subject to certain limitations and restrictions with the intent that such options will qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify as Incentive Stock Options under such statutory provisions (“Nonqualified Stock Options”).

      The exercise price per share under any stock option, the grant price of any stock appreciation right (“SAR”), and the purchase price of any security which may be purchased under any other stock-based award may not be less than 100 percent of the fair market value of the Company’s common stock on the date of the grant of such option, SAR or right. Options may be exercised by payment in full of the exercise price in cash. Additionally, at the discretion of the Committee, options may be exercised, in whole or in part by the transfer of shares of the Company’s common stock owned by the participant with a market value equal to the exercise price, or by withholding from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the exercise price, or by the assignment of the proceeds of a sale of some or all of the shares of common stock being acquired upon exercise of the option, or by any combination thereof.

      The 1995 Plan provides for the issuance of SARs, which entitle the recipient to receive an amount equivalent to the difference between the fair market value of the Company’s stock on the date of grant and the date of exercise. SARs may be granted in tandem with stock options or as a freestanding right not in tandem with an option. The exercise of SARs granted in tandem with options would require the surrender of the related options. Any amount payable upon exercise of SARs may be paid in cash, in shares of common stock, or a combination of cash and shares, as determined by the Committee.

      The 1995 Plan also provides for the issuance of restricted stock (“Restricted Stock”) upon such terms and conditions as the Committee specifies. For participants it determines are eligible to receive Restricted Stock, the Committee specifies a restricted period and vesting schedule, according to which ownership of the Restricted Stock will vest in the recipient. Prior to the expiration of the restricted period, recipients of Restricted Stock have limits placed on their ownership and related rights in Restricted Stock which may include the deferral of dividends or other limitations. Unless otherwise agreed upon by the Committee and the recipient, holders of Restricted Stock have the right to vote the restricted shares prior to the expiration of the restricted period. Except to the extent otherwise provided by the Committee, if the recipient of Restricted Stock shall cease to be continuously employed by the Company during the restricted period, the recipient’s rights to Restricted Stock not yet vested will be forfeited.

      Performance awards made pursuant to the 1995 Plan entitle the recipient to receive future payments of cash or distributions of shares of common stock upon the achievement of pre-established performance goals. Performance goals are established by the Committee. Performance awards may be granted in conjunction with or separate from stock options granted under the 1995 Plan.

      Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that, upon the grant or exercise thereof, the holder will receive shares of common stock, cash, or any combination thereof, as the Committee shall determine.

      No award granted under the 1995 Plan may be assigned or transferred by the individual to whom it is granted, otherwise than by will or by laws of descent and distribution. Each award is exercisable, during such individual’s lifetime, only by such individual and during the term of his or her employment with the Company.

      If any shares of common stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of shares or other consideration, the shares previously used for such awards are available for future awards under the 1995 Plan. No person may be granted any award or awards, the value of which awards are based solely on an increase in the value of Company common stock after the date of grant of such awards, for more than 100,000 shares of Company common stock, in the aggregate, in any calendar year.

      The 1995 Plan continues in effect through August 7, 2005, ten years from the effective date of the 1995 Plan, unless earlier terminated by the Board of Directors. The Board of Directors generally may amend, suspend or terminate the 1995 Plan or any portion thereof at any time. No amendment may be made without the consent of shareholders where such amendment would (i) increase the aggregate number of shares with respect to which awards may be made under the 1995 Plan; (ii) change the class of persons eligible to participate in the 1995 Plan; or (iii) materially increase the benefits accruing to participants under the 1995 Plan. In addition, shareholder approval must be obtained for any change that (i) requires the approval of the Company’s shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange applicable to the Company; or (ii) requires the approval of the Company’s shareholders under the Internal Revenue Code in order to permit Incentive Stock options to be granted under the 1995 Plan. No amendment, suspension or termination of the 1995 Plan by the Board may have the effect of impairing any awards previously granted to a participant, unless the participant consents to such impairment.

      In the event of a change in control of the Company (as defined in the Plan), each participant will fully vest in all shares of Restricted Stock, performance awards, SARs, stock options and other awards granted or awarded under the Plan, and all restrictions or performance requirements on the issuance, exercise or sale of such awards will be deemed waived as of the date of the change in control.

      Under the Internal Revenue Code, as presently in effect, the following principal federal tax consequences generally will result under the 1995 Plans:

1. The recipient of a stock option or SAR will not be deemed to receive any income for federal tax purposes at the time an option or SAR is granted, nor will the Company be entitled to a tax deduction at that time.

2. In the case of Incentive Stock Options, there is no tax liability to the recipient at time of exercise (excluding potential alternative minimum tax consequences). Generally, the recipient will at the time of sale be taxed on any gain, measured as the difference between the option price on the date of grant and the sale price. If the sale price is less than the option price, the difference will be treated as a capital loss.

3. In the case of an exercise of a Nonqualified Stock Option, recipients generally will be deemed to have received ordinary income in an amount equal to the difference between the option price and market price of the shares on the exercise date. Upon a sale of stock acquired pursuant to a Nonqualified Stock Option, any difference between the sale price and the market value of the stock when the option was exercised will be treated as capital gain or capital loss.

4. In the case of an exercise of SARs, the recipient will be deemed to have received ordinary income on the exercise date in an amount equal to any cash and/or the market value of unrestricted shares received.

5. A recipient of Restricted Stock normally will not recognize taxable income at the time the stock is granted, unless the recipient’s rights to part or all of the stock are immediately vested. Thereafter, the recipient will recognize ordinary income as the restrictions lapse. The amount of such ordinary income will be equal to the market value of the stock (in excess of any amount paid by the recipient) at the time of the lapse. However, the recipient may elect pursuant to section 83(b) of the Internal Revenue Code to recognize ordinary income in an amount equal to the market value of the Restricted Stock (in excess of any amount paid by the recipient) at the time the stock is granted. Any subsequent change in the value of the Restricted Stock would then be treated as capital gain or loss if and when the stock is sold. The Company will be allowed a deduction when and as the value of the Restricted Stock is treated as ordinary income to the recipient.

6. Upon the exercise of a Nonqualified Stock Option or SAR or the vesting of Restricted Stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by the recipient. No income tax deduction will be allowed the Company as a result of the exercise of an Incentive Stock Option. However, if shares acquired pursuant to the exercise of an Incentive Stock Option are disposed of before the later of one year from the date of exercise and two years from the date of grant, the Company will be allowed an income tax deduction equal to the ordinary income recognized by the recipient as a result of the premature sale.

      The income tax consequences set forth above are a summary only, and are based upon laws currently in effect. The tax consequences may be different in particular circumstances.

      All shares represented by proxies that have been properly executed and returned will be voted in favor of the proposed amendment to the Norstan, Inc. 1995 Long-Term Incentive Plan, unless other instructions are indicated thereon. Approval of the proposed amendment to the Norstan, Inc. 1995 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy at the 2003 Annual Meeting.

      The Board of Directors recommends a vote in favor of the proposed amendment of the Norstan, Inc. 1995 Long-Term Incentive Plan to increase the number of shares issuable thereunder from 3,400,000 to 3,900,000 shares.

PROPOSAL NO. 3

AMENDMENT OF RESTATED NON-EMPLOYEE DIRECTORS’ PLAN

      On September 20, 1995, the shareholders of the Company approved the Norstan, Inc. Restated Non-Employee Directors’ Plan (the “Directors’ Plan”) and the issuance of 300,000 shares of the Company’s common stock thereunder (giving effect to a subsequent two for one split of the Company’s common stock). During Norstan’s annual meetings of shareholders held in 2000 and 2001, the Company’s shareholders approved successive amendments to the Directors’ Plan increasing the number of shares issuable thereunder to 500,000. In July 2003, the Board of Directors of the Company approved, subject to the shareholder ratification, a further amendment to the Directors’ Plan to increase the number of shares issuable thereunder to 650,000.

      The following brief summary of the Directors’ Plan (as proposed to be amended) is qualified in its entirety to the complete text of the Directors’ Plan in its proposed amended form appearing as Exhibit B to this Proxy Statement.

      The Directors’ Plan is intended to promote non-employee director ownership of a greater proprietary interest in the Company, thereby aligning such directors’ interests more closely with the interests of shareholders of the Company, and to assist the Company in attracting and retaining highly qualified persons to serve as non-employee directors.

      The Directors’ Plan provides for a grant to each director who is not an employee of the Company or any subsidiary of a stock option to purchase 20,000 shares of common stock. Such grant will be made automatically to each new non-employee director on the day of such non-employee director’s initial election or appointment to the Board. The Directors’ Plan also provides for additional, discretionary option and share grants. During fiscal 2003, grants covering 7,500 shares were made to each non-employee director.

      The exercise price of each option granted under the Directors’ Plan is the fair market value of the common stock as of the date of grant, and each option is for a term of ten years. The options are Nonqualified Stock Options which are not intended to qualify as Incentive Stock Options under the provisions of section 422 of the Internal Revenue Code of 1986, as amended.

      Options may be exercised by payment of cash or transfer of shares of the Company’s common stock already owned by the non-employee director with a market value equal to the exercise price, or by delivering instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the exercise price, or by the assignment of the proceeds of a sale of some or all of the shares of common stock being acquired upon exercise of the option, or by any combination thereof.

      Options granted to the non-employee director vest and become exercisable in one or more installments as determined by the Board of Directors on the date of grant. A non-employee director whose service as a director terminates before the award is vested will forfeit any nonvested options upon termination of service unless such termination is a qualified termination. A qualified termination is termination of service due to the director’s death or disability, retirement from the Board at or after age 65 or termination of service with the consent of a majority of the other directors of the Board. In the event of a director’s qualified termination, any nonvested stock options granted to the director immediately vest and become exercisable. All options granted will immediately vest upon a “Change in Control” as that term is defined in Section 14 of the Directors’ Plan which is attached as Exhibit B to this Proxy Statement. Options granted under the Directors’ Plan are exercisable only by the non-employee director or by his or her beneficiary in the event of the director’s death during the option term. Options granted are not transferable or assignable except pursuant to the non-employee director’s will or the laws of descent and distribution. In no event shall any option granted be exercisable at any time after ten years after the date the option is granted.

      Under current federal income tax law, a non-employee director who is granted a nonqualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the excess of the fair market value of the shares on the exercise date over the option price. The Company is entitled to a deduction at the time the non-employee director recognizes income in an amount equal to such income. Upon disposition of shares acquired through exercise of an option, the non-employee director will recognize gain or loss measured by the difference between the amount received for the shares and their basis, which is generally the fair market value of the shares on the date of exercise.

      A non-employee director who becomes a member of the Board after the Annual Meeting of Shareholders in any year is awarded a prorated number of shares based on the number of full months of service for that year. For purposes of determining such number of shares, the fair market value of a share of common stock on the day of the director’s election or appointment to the Board will be used.

      The Directors’ Plan is administered by the Board of Directors. The Board of Directors may at any time amend or discontinue the Directors’ Plan, except that no such action shall adversely affect any rights as to any annual retainer shares theretofore received or stock options previously granted. If required to qualify the Directors’ Plan under Rule 16b-3 under the Securities Exchange Act of 1934, no amendment of the Directors’ Plan shall be made more than once every six months, except to comport to certain law changes, or, if required under Rule 16b-3 or by any rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange applicable to the Company. No amendment shall be made without the approval of the Company’s shareholders which would materially increase benefits under the Directors’ Plan, materially increase the number of shares that may be issued under the Directors’ Plan, materially modify the requirements for eligibility under the Directors’ Plan, or make any other change requiring shareholder approval.

      All shares represented by proxies that have been properly executed and returned will be voted in favor of the proposal to amend the Norstan, Inc. Restated Non-Employee Directors’ Plan, unless other instructions are indicated thereon. Approval of the proposed amendment to the Norstan, Inc. Restated Directors’ Plan requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy at the 2003 Annual Meeting.

      The Board of Directors recommends a vote in favor of the proposed amendment to the Norstan, Inc. Restated Non-Employee Directors’ Stock Plan to increase the number of shares issuable thereunder from 500,000 to 650,000 shares.

PROPOSALS OF SHAREHOLDERS

      Any proposal of a shareholder of Norstan intended to be presented at the Annual Meeting of Shareholders in 2004 must be received at the Company’s office on or before April 17, 2004 in order to be considered for inclusion in Norstan’s Proxy Statement and form of proxy relating to that meeting. If Norstan is not provided notice of a shareholder proposal which the shareholder has not previously sought to include in the Company’s proxy statement by June 24, 2004, the management proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the meeting.

COMPLIANCE WITH SECTION 16(a)

      Norstan’s directors, its executive officers, and any persons holding more than 10 percent of the Company’s total issued and outstanding shares of common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that the filing requirements for the last fiscal year were satisfied and that all required forms were timely filed. In making this disclosure, Norstan has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10 percent of common stock and copies of the reports that they have filed with the Securities and Exchange Commission.

FINANCIAL AND OTHER INFORMATION

      Norstan’s Annual Report for the fiscal year ended April 30, 2003, including financial statements, is being sent to shareholders of record as of the close of business on August 1, 2003 together with this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended April 30, 2003 as filed with the Commission to any shareholder who submits a written request to the Company’s offices, Attention: Investor Relations, Norstan, Inc., 5101 Shady Oak Road, Minnetonka, MN 55343-4100. Norstan’s Annual Report is also available on the World Wide Web at the following address: www.norstan.com.

OTHER MATTERS

      At the date of this Proxy Statement, management knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

By Order of the Board of Directors

NEIL I. SELL, Secretary

August 8, 2003

EXHIBIT A

NORSTAN, INC.

1995 LONG-TERM INCENTIVE PLAN
As Proposed to be Amended in September, 2003

Section 1. Purpose; Effect on Prior Plans.

      (a) Purpose. The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company’s business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

      (b) Effect on Prior Plans. From and after the date on which the Company’s stockholders approve this Plan, no stock options, restricted stock awards, stock appreciation rights, performance awards or other awards shall be granted or awarded under the Company’s 1986 Long-Term Incentive Plan, as amended (“1986 Plan”). All outstanding stock options, restricted stock awards, stock appreciation rights and performance awards granted under the 1986 Plan prior to the date on which the Company’s stockholders approve this Plan shall continue and remain outstanding in accordance with the terms thereof.

Section 2. Definitions.

      As used in the Plan, the following terms shall have the meanings set forth below:

      (a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

      (b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award, or Other Award granted under the Plan.

      (c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

      (d) “Code” shall mean the internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      (e) “Committee” shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3. Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

      (f) “Company” shall mean NORSTAN, INC., a Minnesota corporation, and any successor corporation.

      (g) “Eligible Person” shall mean any employee, or any consultant or advisor providing bona fide services to the Company or any Affiliate who the Committee determines to be an Eligible Person. A director of the Company who is not also an employee of the Company or an Affiliate shall not be an Eligible Person.

      (h) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

      (i) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

      (j) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

      (k) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

      (l) “Other (Stock-Based) Award” shall mean any right granted under Section 6(f) of the Plan.

      (m) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

      (n) “Performance Award” shall mean any right granted under Section 6(c) of the Plan.

      (o) “Plan” shall mean this 1995 Long-Term Incentive Plan, as amended from time to time.

      (p) “Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.

      (q) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

      (r) “Shares” shall mean shares of Common Stock, $.10 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

      (s) “Stock Appreciation Right” shall mean any right granted under Section 6(e) of the Plan.

Section 3. Administration.

      (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject of the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock or other Awards; provided, however, that the Committee shall not have the authority to adjust or amend the exercise price of any Option, whether through amendment or cancellation grants of any additional Options; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate. The Board of Directors of the Company shall also have the authority in its discretion from time to time to administer the Plan by granting awards or taking any other action authorized or permitted to be taken by the Committee under the Plan.

Section 4. Shares Available for Awards.

      (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares initially available for granting Awards under the Plan shall be 3,900,000. No more than 3,900,000 shares shall be cumulatively available for the grant of Incentive Stock Options under the Plan. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

      (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

      (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spinoff, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

      (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 100,000 Shares, in the aggregate, in any fiscal year of the Company. The foregoing limitation specifically includes the grant of any “performance-based” Awards within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

      Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards.

      (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee but shall not exceed ten years from the date such option is granted.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, withholding of Shares that would otherwise be issued, cashless exercise program of a broker or agent, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

      (b) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

      (c) Performance Awards. The committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares, other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

      (d) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

      (e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, withholding of Shares that would otherwise be issued, cashless exercise program of a broker or agent, or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

      (f) General

(i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

(iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the

Participant’s lifetime only by the Participant. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

(vi) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

      Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

      (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

(ii) would violate the rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or

(iii) would cause the Company to be unable, under the Code, to grant incentive Stock Options under the Plan.

      (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

      (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Change in Control.

      In case of a “Change in Control” (as such term is hereinafter defined), each Participant shall be fully vested (as of the date of the Change in Control) in all shares of Restricted Stock, Performance Awards, Stock Appreciation Rights, Options and Other Awards granted or awarded under this Plan and any and all restrictions or performance requirements on the issuance, exercise or sale of said grants, awards, shares or rights under said Restricted Stock awards, Stock Performance Awards, Stock Appreciation Rights, Options and Other Awards shall be waived or removed as of the date of the Change in Control. For purposes of this Plan, a Change in Control shall be deemed to occur when and if:

      (a) any Person (meaning any individual, firm, Corporation, partnership, trust or other entity, and includes a “group” (as that term is used in Sections 13(d) and 14(d) of the Act), but excludes Continuing Directors (as defined below) and benefit plans sponsored by the Company):

(i) makes a tender or exchange offer for any shares of the Company’s outstanding voting securities at any point in time (the “Company Stock”) pursuant to which any shares of the Company’s Stock are purchased; or

(ii) together with its “affiliates” and “associates” (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the “Act”)) becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Act) of at least 20% of Company’s Stock; or

      (b) the stockholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another unaffiliated corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company; or

      (c) a majority of the members of the Board become individuals other than Continuing Directors (as defined below).

      A “Continuing Director” means: (a) any member of the Board as of June 8, 1995, and (b) any other member of the Board, from time to time, who was (i) nominated for election by the Board, or (ii) appointed by the Board to fill a vacancy on the Board or to fill a newly-created directorship, in each case excluding any individual nominated or appointed (y) at a Board meeting at which the majority of directors present are not Continuing Directors or (z) by unanimous written action of the Board unless a majority of the directors taking such action are Continuing Directors.

      (d) Notwithstanding the foregoing provisions of Section 8, the Committee may impose such additional restrictions, limitations or requirements as it deems appropriate on the vesting of any Award in the event of a Change in Control before such Award shall be deemed to be fully vested. In the event that no such additional restrictions, limitations or requirements on the vesting of any Award in the event of a Change in Control are imposed in the Award Agreement, the Change in Control provisions set forth in the preceding paragraphs of this Section 8 shall govern such Award.

Section 9. Income Tax Withholding.

      In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.

Section 10. General Provisions.

      (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

      (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

      (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

      (d) No Right to Employment. The grant of an Award shall not be construed as giving Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

      (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

      (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

      (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

      (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11. Section 16(b) Compliance.

      The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 are concerned. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Securities and Exchange Act of 1934, as amended, without so restricting, limiting or conditioning the Plan with respect to other participants.

Section 12. Effective Date of the Plan.

      The Plan shall be effective as of August 8, 1995, subject to approval by the shareholders of the Company within one year thereafter.

Section 13. Term of the Plan.

      Awards shall only be granted under the Plan during a ten-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such ten-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

EXHIBIT B

NORSTAN, INC.

RESTATED NON-EMPLOYEE DIRECTORS STOCK PLAN

As Proposed to be Amended in September 2003

      1. Purpose. The purpose of this Norstan, Inc. Restated Non-Employee Directors’ Stock Plan (the “Directors’ Plan”) is to strengthen the ability of Norstan, Inc. (the “Company”) to attract and retain as directors persons of experience and ability who are not employees of the Company or its Subsidiaries (“Non-Employee Directors”), and to encourage such directors to acquire a proprietary interest in the Company, thereby creating an additional incentive to such directors to promote the Company’s best interests and to continue as directors. For purposes of this Directors’ Plan, “Subsidiary” means any corporation, at least 50% of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company. The Board of Directors adopted the Directors’ Plan to amend and restate the 1986 Directors’ Stock Option Plan (the “1986 Plan”).

      2. Shares of Stock Subject to This Directors’ Plan. The number of shares which may be issued pursuant to this Directors’ Plan shall not exceed 650,000 shares of the $.10 par value common stock of the Company (the “Common Stock”), subject to adjustment as provided herein. Such shares may be authorized and unissued shares or shares previously acquired or to be acquired by the Company and held in treasury. Any shares subject to an option which expires for any reason or is terminated unexercised as to such shares may again be available for grant under this Directors’ Plan.

      3. Automatic Option Grant. Under this Directors’ Plan, each Non-Employee Director is automatically granted an option to purchase shares of Common Stock. Each person who was elected to be a director of the Company at the 1986 Annual Meeting of Shareholders of the Company and who was not an employee of the Company or its Subsidiaries at the time of such election, received a one-time grant of an option under this Directors’ Plan for 20,000 shares of Common Stock. Each person who was first elected or appointed to be a director of the Company subsequent to the 1986 Annual Meeting of Shareholders of the Company and who was not then an employee of the Company or its Subsidiaries, at the time of such election or appointment, received a one-time grant of an option under this Directors’ Plan for 20,000 shares of Common Stock. Any other person who during the term of this Directors’ Plan, is first elected or appointed to be a director of the Company and who is not then an employee of the Company or its Subsidiaries shall, upon such election or appointment, receive a one-time grant of an option under this Directors’ Plan for 20,000 shares of Common Stock.

      4. Term and Exercise of Option. The term of each option shall be for ten years from the date of grant, subject to earlier termination as provided herein.

a. As to directors elected at the 1986 Annual Meeting of Shareholders of the Company, except as otherwise provided herein, each option is exercisable in full at any time during the period commencing on the date of grant and ending ten years from the date of grant.

b. As to directors elected subsequent to the 1986 Annual Meeting of Shareholders of the Company, each option granted will be exercisable in one or more installments as shall determined on the date of grant by the Board of Directors of the Company.

      5. Issuance and Terms of Option Agreements. Each person to whom an option is granted under this Directors’ Plan shall be entitled to receive an appropriate agreement evidencing the option and referring to the terms and conditions of this Directors’ Plan.

      6. Option Price.

a. Each option agreement shall state the number of shares to which it pertains and shall state the option price, which shall be the Fair Market Value of the Common Stock on the date the option is granted. “Fair Market Value”, as used in this Directors’ Plan, shall mean the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market System for a pertinent option grant date.

b. The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, equal to the option price for the shares being purchased; except that any portion of the option price representing a fraction of a share shall in any event be paid in cash, or by delivering instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the exercise price or by any combination of the above. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. As of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised, Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Directors’ Plan.

      7. Annual Retainer.

a. The Board shall each year determine the annual retainer payable to all Non-Employee Directors of the Company.

b. Commencing with the Annual Meeting of Shareholders in September 1995 and on the date of each annual meeting of shareholders thereafter, each Non-Employee Director shall receive for service as a director of the Company his or her annual retainer (exclusive of any per meeting fees, committee fees, bonuses or expense reimbursements), as set from time to time by the Board (“Annual Retainer”) in the form of a stock payment (“Stock Payment”) in shares of the Company’s Common Stock.

c. The Annual Retainer shall automatically be paid in shares of Common Stock on the date of the Annual Meeting of Shareholders in September of 1995 and on the date of the annual meeting of shareholders in each succeeding year (rounded to the nearest ten shares). The total number of shares of Common Stock included in each Stock Payment shall be determined by dividing the amount of a Non-Employee Director’s Annual Retainer that is to be paid in shares of Common Stock by the Fair Market Value of a share of Common Stock. The Annual Retainer payable to each Non-Employee Director elected at the September 1995 Annual Meeting of Shareholders has been set at $10,000 by the Board of Directors. For purposes of the Directors’ Plan, Fair Market Value shall be determined on September 20, 1995 and on the date of each annual meeting of shareholders thereafter by taking the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market System.

d. A Non-Employee Director who becomes a member of the Board after the annual meeting of shareholders in any year will be awarded a prorated number of shares based on the number of full months of service for that year. For purposes of determining such number of shares, the Fair Market Value of a share of Common Stock on the day of the director’s election or appointment to the Board will be used.

e. If a Non-Employee Director’s services as a board member are terminated prior to the next annual meeting of the Company’s shareholders, and such termination is not a qualified termination (“Qualified Termination”), a pro rata portion of the Annual Retainer reflecting payment for service during the remainder of such annual term shall be repaid to the Company by such Non-Employee Director.

f. Any shares of common stock issued as the Annual Retainer shall be restricted shares and shall not be sold or transferred by the Non-Employee Director for a period of at least six months.

      8. Withholding Taxes. The Company and its Subsidiaries shall have the right to require the payment (through withholding or otherwise) of any federal, state or local taxes required by law to be withheld with respect to the issuance of shares upon the exercise of an option or the payment of the Annual Retainer.

      9. General Restrictions. The issuance of Common Stock or the delivery of certificates for such Common Stock to Non-Employee Directors hereunder shall be subject to the requirement that, if at any time the Company shall reasonably determine, in its discretion, that the listing, registration or qualification of such shares upon any securities exchange or under any state or federal law, the consent Or approval of any government body, or an agreement by the Non-Employee Director with respect to the shares of Common Stock, is necessary or desirable as a condition of, or in connection with, such issuance or delivery thereunder, such issuance or delivery shall not take place unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not reasonably acceptable to the Company.

      10. Nontransferability. All options and other rights granted under this Directors’ Plan shall be nontransferable by the Non-Employee Director, other-wise than by will or the laws of descent and distribution, and shall be exercisable during the Non-Employee Director’s lifetime, only by the Non-Employee Director.

      11. Termination of Directorship.

a. If an optionee shall cease to be a director of the Company, and such termination is not a Qualified Termination, the optionee may, within a period of two years after the date of such termination, exercise any option hereunder if and to the extent that the optionee was entitled to exercise it at the date of such termination.

b. In the event of the death of an optionee while a director of the Company, the option theretofore granted to the optionee shall be exercisable only by the proper beneficiary within a period of two years after the date of death.

c. Notwithstanding paragraphs a and b of this Section 11 or any other provision of this Directors’ Plan, no option or part of an option shall be exercisable by the optionee or any beneficiary after the expiration of the term of the option.

      12. Qualified Termination. A Qualified Termination is termination of service as a director for any of the following reasons: (a) the director’s retirement at any time after age 65, (b) the director’s Board service is terminated by reason of the director’s death or disability, or (c) the director’s Board service is terminated with the consent of a majority of the other directors. In the event of a director’s Qualified Termination, any nonvested stock options granted to the director shall immediately vest and may be exercised within a period of two years after the date of such termination and no portion of the Annual Retainer shall be repayable to the Company by the director.

      13. Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares or other similar corporate change, then if the Board of Directors shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to each outstanding option, in the option prices or in other rights granted hereunder or in the maximum number of shares subject to this Directors’ Plan, such adjustments shall be made by the Board of Directors and shall be conclusive and binding for all purposes of this Directors’ Plan. No adjustment shall be made in connection with the issuance by the

Company of any warrants, rights, or options to acquire additional shares of Common Stock or of securities convertible into Common Stock.

      14. Change in Control. Notwithstanding any other provision contained in the Directors’ Plan, in case any Change in Control (“Change in Control”) occurs, all outstanding stock options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms and any and all restrictions on Common Stock issued hereunder shall be immediately waived and released. For the purposes of the Directors’ Plan, a Change in Control shall be deemed to occur when and if:

a. Any Person (meaning any individual, firm, corporation, partnership, trust or other entity, and includes a “group” (as that term is used in Sections 13(d) and 14(d) of the Act), but excludes Continuing Directors (as defined below) and benefit plans sponsored by the Company):

(1) makes a tender or exchange offer for any shares of the Company’s outstanding voting securities at any point in time (the “Company Stock”) pursuant to which any shares of the Company’s Stock are purchased; or

(2) together with its “affiliates” and “associates” (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the “Act”)) becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Act) of at least 20% of Company’s Stock; or

b. The shareholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another unaffiliated corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company; or

c. A majority of the members of the Board become individuals other than Continuing Directors (as defined below).

      A “Continuing Director” means: (a) any member of the Board as of June 8, 1995, and (b) any other member of the Board, from time to time, who was (i) nominated for election by the Board or (ii) appointed by the Board to fill a vacancy on the Board or to fill a newly-created directorship, in each case excluding any individual nominated or appointed (y) at a Board meeting at which the majority of directors present are not Continuing Directors or (z) by unanimous written action of the Board unless a majority of the directors taking such action are Continuing Directors.

      15. Claim to Stock Ownership or Directorship. Except as otherwise provided herein, no Non-Employee Director shall have any claim or right to be granted an option or to have stock issued under the Directors’ Plan. No Non-Employee Director, prior to issuance of the stock, shall be entitled to voting rights, dividends or other rights of shareholders except as otherwise provided in this Directors’ Plan. This Directors’ Plan shall not be construed as giving any person any right to continue as a director of the Company.

      16. Expenses of Directors’ Plan. The expenses of administering this Directors’ Plan shall be borne by the Company.

      17. Amendment or Discontinuance. The Directors’ Plan may be amended or modified at any time and from time to time by the Board as the Board shall deem advisable, provided, however, that no amendment or modification may become effective without approval by the shareholders of the Company in accordance with Paragraph 21 below if shareholder approval is required to enable the Directors’ Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable, and provided further, that no amendment or modification shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employment Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. No amendment or modification of the Directors’ Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any Annual Retainer shares theretofore received, or stock options theretofore granted, without such Non-Employee Director’s written consent. Unless earlier terminated by action of the Board, the Directors’ Plan will terminate on August 7, 2005.

      18. Section 16 Compliance. With respect to persons subject to Section 16 of the Act, transactions under this Directors’ Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent any provision of the Directors’ Plan or action by the plan administrators falls to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors. Moreover, in the event the Directors’ Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Directors’ Plan insofar as Non-Employee Directors subject to Section 16 are concerned. All grants and exercises of options and the issuance of shares under the Directors’ Plan shall be executed in accordance with Section 16 and any regulations promulgated thereunder.

      19. Interpretation. This Directors’ Plan shall be administered by the Board of Directors. The interpretation and construction of any provision of this Directors’ Plan and any option granted hereunder shall be made by the Board of Directors and shall be final, conclusive and binding on the Company, the Non-Employee Director and all other persons.

      20. Governing Law. To the extent not preempted by federal law, the Directors’ Plan shall be governed by the laws of the State of Minnesota.

      21. Shareholder Approval and Adoption. The Directors’ Plan shall be submitted to the shareholders of the Company for their approval and adoption at the meeting of shareholders of the Company to be held on September 20, 1995. The Directors’ Plan, as amended, shall not be effective unless and until the Directors’ Plan has been so approved and adopted. The shareholders shall be deemed to have approved and adopted the Directors’ Plan only if it is approved and adopted at a meeting of the shareholders duly held on that date (or any adjournment of said meeting occurring subsequent to such date) by vote taken in the manner required by the laws of the State of Minnesota. Any option granted under the Directors’ Plan subsequent to August 8, 1995, and prior to the date of such approval shall be contingent on such approval. The provisions of the Directors’ Plan including the amendments made herein shall apply to the stock options now outstanding which were granted under the 1986 Plan.

      22. Effective Date the Directors’ Plan. The effective date of this amended and Directors’ Plan shall be August 8, 1995, subject to shareholder approval as described above on or before August 7, 1996.

      23. Discretionary Option Grants. In addition to the Automatic Option Grants provided under Paragraph 3 hereof, Non-Employee Directors and former Non-Employee Directors may be granted, in the discretion of the Board, additional stock options to purchase Common Stock of the Company. Such options shall contain such terms and provisions as the Board determines at the time of each grant. Provided, however, that the option price shall be the Fair Market Value on the date the option is granted.

EXHIBIT C

NORSTAN, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I. Purpose

      The Audit Committee is established by the Company’s Board of Directors for the primary purpose of assisting the board in:

•	overseeing the integrity of the Company’s financial statements;

•	overseeing the Company’s compliance with legal and regulatory requirements;

•	overseeing the independent auditors’ qualifications, independence and performance; and

•	overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

      Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

      The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed necessary or appropriate to perform its duties and responsibilities.

      The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the Company’s independent auditors and to any advisers that the Audit Committee chooses to engage.

      The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

II. Composition and Meetings

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a “financial expert” in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member(s) shall be disclosed in periodic filings as required by the Securities and Exchange Commission (“SEC”). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      Members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. The Chair of the Committee shall be elected by the Board of Directors

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of Company management and on such terms and conditions as the Committee may determine. As part of its job to foster open communication, the Committee should meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee should meet quarterly with the independent auditors and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

III. Responsibilities and Duties

      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/ Reports/ Accounting Information Review

      1. Review this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments as conditions require.

      2. Review and discuss with management the Company’s annual financial statements, quarterly financial statements and all internal control reports (or summaries thereof). Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditors.

      3. Recommend to the Board whether the Company’s financial statements should be included in the Company’s Annual Report on Form 10-K. Review with financial management and the independent auditors the Company’s Quarterly Report on Form 10-Q prior to its filing (or prior to the release of earnings).

      4. Review earnings press releases with management, including review of “pro-forma” or “adjusted” non-GAAP information.

      5. Discuss with management financial information and earnings guidance provided to analysts and rating agencies.

Independent Auditors

      6. Appoint (subject to shareholder ratification, if applicable), compensate, and oversee the work performed by the independent auditors for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and discharge the independent auditors if circumstances warrant. The independent auditors shall report directly to the Committee and the Committee shall oversee the resolution of any disagreements between management and the independent auditors in the event that they arise. Consider whether the auditors’ performance of permissible nonaudit services is compatible with the auditors’ independence.

      7. Review with the independent auditors any problems or difficulties encountered in connection with the audit process and management’s response to same and hold timely discussions with the independent auditors regarding the following:

•	critical accounting policies and practices;

•	alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

•	other material written communications between the independent auditors and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the auditors’ judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

      8. At least annually, obtain and review a report by the independent auditors describing:

•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	(to assess the auditors’ independence) all relationships between the independent auditors and the Company.

      9. Review and preapprove both audit and nonaudit services to be provided by the independent auditors (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Committee with any such preapproval reported to the Committee at its next regularly scheduled meeting. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

      10. Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditors.

Financial Reporting Processes and Accounting Policies

      11. In consultation with the independent auditors, review the integrity of the Company’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

      12. Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

      13. Review analyses prepared by management (and the independent auditors as noted in item 7 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements.

      14. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

      15. Review and approve all proposed transactions by and between the Company (including subsidiaries) and one or more of its officers or directors).

Ethical Compliance, Legal Compliance, and Risk Management

      16. Review, with the Company’s counsel, legal compliance matters, including corporate securities trading policies.

      17. Review, with the Company’s counsel, any legal matter that could have a significant effect on the Company’s financial statements.

      18. Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company’s major financial and accounting risk exposures and the steps management has undertaken to control them.

Other Responsibilities

      19. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented (this review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Committee.)

      20. Prepare the report of the Committee as applicable, that the SEC requires be included in the Company’s annual proxy statement.

      21. Annually perform a self-assessment relative to the Committee’s purpose, duties and responsibilities outlined herein.

      22. Perform any other activities consistent with this Charter, the Company’s bylaws and applicable securities and corporation law as the Committee or the Board deems necessary or appropriate.

EXHIBIT D

CHARTER

Compensation Committee
of the
Board of Directors
of Norstan, Inc.

1. Purpose

      The purpose of the Compensation Committee is to assist the Board of Directors in establishing and overseeing compensation policies and programs to attract, retain and motivate the executives necessary for the Company’s current and long-term success.

2. Membership/ Organization

      a. The Compensation Committee shall consist of at least two members of the Board of Directors appointed by the Board on an annual basis. All members of the Committee shall be non-management, independent directors, one of whom shall be appointed by the Board to serve as Chair of the Committee.

      b. The Committee Chair will preside at each meeting of the Committee and shall set the agenda, frequency and length of each meeting. The Chair will also ensure the agenda for each meeting is circulated in advance of the meeting.

      c. The Committee shall meet at least two times annually or more frequently if circumstances or agenda items dictate.

      d. At the invitation of the Committee Chair, members of management and outside consultants may attend Committee meetings.

      e. The Committee may form and delegate authority to subcommittees when appropriate.

3. Responsibilities/ Duties

      The Committee shall have the authority of the Board to perform the following duties and to fulfill the following responsibilities:

      a. Establish a compensation philosophy and strategy for senior executives (i.e., Chairman, CEO, CEO’s direct reports) that is consistent with Norstan’s Values and aligns senior executive compensation with the performance of the Company.

      b. Annually review and approve goals and objectives relevant to the Chairman and CEO’s compensation, evaluate their performance in light of those goals and objectives, and approve their compensation level and structure based on this evaluation, subject to any employment contracts that may be in effect. In determining the Chairman and CEO’s compensation, including long-term incentives, the Committee will consider the Company’s performance and total shareholder return, the value of similar awards to Chairmen and CEO’s at comparable companies, the awards given to the Chairman and CEO in past years, and such other factors as the Committee may consider relevant.

      c. Annually review and approve the Company’s senior executives’ (i.e., direct reports of the CEO) compensation, including annual base salaries, annual incentive plans, long-term incentive plans/awards, employment agreements, severance arrangements, and change in control agreements or provisions, when and if appropriate, and any supplemental or special benefits unique to the senior executives of the Company. This process includes review of appropriate competitive market data for senior executive positions.

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      d. Annually review and approve the structure of the Company’s annual management incentive plan for Board consideration.

      e. Annually review and approve the structure, eligible positions and three-year goals of the Long-Term Performance Plan (LTPP).

      f. Periodically review and make recommendations to the Board with respect to the compensation of Directors, including Board retainer, meeting fees, equity-based compensation, and such other forms of compensation as the Committee may consider appropriate.

      g. Recommend to the Board of Directors the adoption of any executive incentive compensation plans (e.g., short-term, long-term, equity-based, cash-based) that the Committee believes are necessary or desirable.

      h. Administer the Company’s equity-based (stock option) plan, including review and approval of periodic (e.g., annual) stock award recommendations for senior executives and other key personnel, and the timing, pricing, amount, and other terms of such awards. With respect to such awards to other executives and key personnel, the Committee shall delegate to the CEO, the authority to determine such stock-based awards.

      i. Monitor and recommend additional shares/replenishment of the Company’s equity-based plans (e.g., Long-Term Incentive Plan, Non-Employee Directors’ Plan, Employee Stock Purchase Plan) as needed.

      j. Report to the Board periodically, or as required by the nature of its duties, on all of its activities, and make such recommendations to the Board as the Committee decides are appropriate. The Committee shall publish minutes for each meeting. The Committee Chair shall review and approve the Committee minutes and they shall be filed with the Secretary of the Company for retention with the records of the Company. Copies of such minutes shall be presented to each Board member. The Committee shall also provide any required report to stockholders regarding compensation policies or practices involving senior executives.

      k. Conduct an annual evaluation of the Committee’s performance as compared to the requirements of its Charter.

      l. Periodically review and reassess this Charter and submit any recommended changes to the Board for review and approval.

4. Resources

      The Committee shall have the authority to obtain advice and seek assistance from internal and external human resources, compensation, legal, accounting, and other advisors. The Committee shall determine the extent of funding necessary for the payment of compensation to any consultant retained to advise the Committee.

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EXHIBIT E

NORSTAN, INC.

CORPORATE GOVERNANCE PRINCIPLES

      (1) Offices of Chairman and CEO. The Chairman of the Board may, but is not required to, also hold the office of the Chief Executive Officer. Presently at Norstan, Inc., there are two positions: Chairman of the Board and the CEO.

      (2) Lead Independent Director. The Board strongly endorses the concept of one of the independent directors being in a position of leadership for the rest of the independent directors. A Board member shall be deemed independent if he or she satisfies the applicable requirements set forth in the rules and regulations promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market. If at any time the Chairman of the Board is not an independent director, the Board will elect a Lead Independent Director. The Lead Independent Director will chair executive sessions of independent directors.

      (3) Board Committees.

(a) The Board has the following Committees: Audit, Compensation and Corporate Governance. The Board has flexibility to form new committees or disband a current Committee.

(b) The Audit, Compensation and Corporate Governance Committees are each composed exclusively of independent directors. Formal charters will be established and maintained for Committees that clearly define their respective functions and responsibilities. The Charter for each Committee will be recommended by the Committee and approved by the full Board.

      (4) Board Nominations; Assignments and Rotation of Committee Members.

(a) The Corporate Governance Committee functions as a nominating committee for the Board and its Committees. The Corporate Governance Committee, working in collaboration with other Board members, periodically assesses the skills of Board and Committee members and identifies the skills and expertise needed from new members. The Corporate Governance Committee, with the assistance of the Chairman and other members of the Board, solicits names of potential candidates for the Board from existing Board members and others. The Chairman of the Board, representatives of the Corporate Governance Committee and other members of the Board interview Board candidates and, after evaluating their qualifications, recommend candidates for approval by the entire Board.

(b) Formal invitations to join the Company as a Board member are extended by the Chairman of the Board after the Corporate Governance Committee and the full Board have approved the candidates.

(c) The Corporate Governance Committee is responsible for reviewing and recommending to the Board the composition, organization and responsibilities of the Board’s Committees. In making recommendations for Committee assignments, the Corporate Governance Committee takes into consideration the particular expertise needed for certain assignments, such as the Audit Committee. Committee assignments may be rotated periodically to provide all directors experience on all Committees.

      (5) Committee Meetings and Agendas. The Chairperson of the respective Committees shall prepare the agenda for each Committee meeting. Committee members may request that additional subjects be placed on the agenda. The Board of Directors retains ultimate control over its Committees, their meeting schedules and agendas. Each committee and the full Board of Directors annually approve the frequency of all Committee meetings.

      (6) Selection of Agenda Items for Board Meetings.

(a) Prior to a regular Board meeting, with direction from the Chairman of the Board and the CEO, an agenda for the meeting will be sent to the directors.

(b) The Board of Directors annually reviews the Company’s long-term strategic plans and principal issues. Periodically during the year the Board receives strategic updates from the Chairman and the CEO.

(c) Each Board member is free to suggest inclusion of items on the agenda and to propose at any Board meeting subjects that are not specifically on the agenda for that meeting.

      (7) Board Materials Distributed in Advance. The Board of Directors is fully informed in advance of all major proposals and has an opportunity to make meaningful and deliberate contributions to the decision-making process. To further that policy, information and data that is deemed important to the Board’s understanding of the Company’s business is distributed in writing to the Board prior to the Board meeting at which such matters will be considered, except where the sensitive nature of material makes it inadvisable to distribute the information in written form. Management makes every attempt to see that this material is brief while still providing the desired information.

      (8) Regular Attendance of Non-Directors at Board Meetings. The Corporate Secretary-Counsel to the Board shall regularly attend each meeting of the Board and its Committees. Executive officers of the Company who are invited by the Board may attend meetings of the Board, excluding its executive sessions, and meetings of Committees.

      (9) Executive Sessions of Independent Directors. The Board will schedule regular executive sessions of the independent directors, to be led by the Chairman of the Board or the Lead Independent Director where the Chairman is not an independent director.

      (10) Board Access To Senior Management.

(a) Board members have complete access to the Company’s senior management and its outside counsel.

(b) Each independent director is expected to become familiar with the condition and operations of the Company through Board and Committee meetings and by personal observation and inquiry. In addition, it is the responsibility of the Chairman of the Board to facilitate constructive interaction between the Board and management of the Company.

      (11) Board Compensation Review. The Compensation Committee of the Board of Directors is responsible for approving and recommending to the Board of Directors all compensation for the Board of Directors. If deemed necessary to insure its independence from management, the Board may consider hiring its own independent compensation consultant. Preferably, this consultant would work solely for the Board and not for management of the Company.

      (12) Size of the Board; Mix of Inside and Independent Directors. The Company’s Bylaws provide for a Board of Directors with three to 15 members. The Board believes that a membership of less than 10 directors is appropriate, of which no more than two should be inside directors (including persons employed with the Company during the preceding three years).

      (13) Board Membership Criteria. Any representative of the Company serving on the Board should be a top corporate officer. Board members should have broad perspective, experience, knowledge and independence of judgment; the members should represent a diversity of backgrounds that can bring a different set of experiences and perspectives to the Board. Regional balance is recognized as highly desirable, and a high degree of interest and involvement are prime requisites for membership.

      (14) Assessing the Board’s Performance. The Corporate Governance Committee is responsible for ensuring that the Board is regularly subject to comprehensive evaluation with respect to its composition, organization, responsibilities, compensation and overall effectiveness. The Corporate Governance Committee establishes standards for performance evaluation, designs the tools necessary to measure actual performance against such standards and implements the evaluation processes necessary to ensure that evaluations are performed on a timely basis. The evaluation of the Board is carried out by members of the Board, itself, under the direction of the Corporate Governance Committee.

      (15) Changes in Director’s Principal Employment. Any director (including inside directors) whose affiliation or position of principal employment changes substantially after election to the Board will be expected to notify the Chairman of the Board and the Corporate Governance Committee who will recommend appropriate action by the Board based upon the effect of such changes upon the interests of the Company.

      (16) Term Limits; Retirement Age. The Board believes that continued membership of independent directors should be evaluated after 10 years of service or following the attainment of 70 years of age. Accordingly, on each occasion an outside director has served on the Board for 10 years or has reached the age of 70, and for each year thereafter as applicable, he or she shall deliver to the Chairman a letter of resignation from the Board and all Board Committees on which he or she serves, to be considered and voted upon by all other members of the Board. The majority vote of the other members of the Board shall determine whether the letter of resignation is accepted.

      (17) Formal Evaluation of the Chief Executive Officer. The Chairman, along with the Compensation Committee of the Board of Directors, annually reviews the performance of the CEO as it relates to all elements of compensation, taking into account the views and recommendations of all independent directors. The Compensation Committee annually reviews the recommendations of the Chairman and, without the CEO present, approves the performance review of the CEO and establishes the CEO’s compensation. The Chairman shall deliver the annual performance review of the CEO.

      (18) Formal Evaluation of the Chairman. The Compensation Committee annually solicits input from independent directors on the performance of the Chairman. The Compensation Committee annually reviews the performance of the Chairman as it relates to all elements of compensation and, without the CEO or Chairman present, approves the performance review of the Chairman and establishes the Chairman’s compensation. The Lead Independent Director shall deliver the annual performance review of the Chairman.

      (19) Succession Planning.

(a) The Board is responsible for assuring that the status of the Company’s organizational strength and succession planning is equal to the requirements of the long-range goals of the Company.

(b) The Chairman of the Board and the CEO will annually present to the Corporate Governance Committee an evaluation of the pace, direction and organizational strength of the Company, with provision for succession.

(c) The Corporate Governance Committee will make recommendations to the Board of Directors regarding the scope and effectiveness of Board and management succession to ensure that the status of the Company’s organizational strength and succession planning is equal to the requirements of the long-range goals of the Company.

(d) Upon the death, incapacity or temporary absence of the CEO, the Corporate Governance Committee shall designate an acting CEO until the Board has elected a replacement CEO.

      (20) Board Chemistry. The chemistry of the Board is an essential characteristic. It is important that Board members are respectful of each other, but not to the point where they hesitate to challenge each other, the CEO, and other members of management. There are times when a single director must be prepared to stand against management and the rest of the Board if he or she believes the Company is headed in the wrong direction.

EXHIBIT F

NORSTAN, INC.

CHARTER OF THE
CORPORATE GOVERNANCE COMMITTEE OF
THE BOARD OF DIRECTORS
Adopted by the Board of Directors on March 20, 2003

Purpose

      The primary focus of the Governance Committee (the “Committee”) is on the broad range of issues surrounding the composition and operation of the Company’s Board of Directors. The Committee provides assistance to the Board of Directors in the areas of membership selection, committee selection and rotation practices, evaluation of the overall effectiveness of the Board of Directors, and review and consideration of developments in corporate governance practices. The Committee’s goal is to assure that the composition, practices and operation of the Board of Directors contribute to value creation and effective representation of the Company’s shareholders.

Organization

      The Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of The Nasdaq Stock Market and any other regulatory requirements.

      Committee members shall be elected by the Board of Directors at its annual organizational meeting; members shall serve until their successors are duly elected and qualified. The Committee’s chair shall be designated by the full Board of Directors or, if it does not do so, the Committee members shall elect a Chair by vote of a majority of the full Committee.

      The Committee may form and delegate authority to subcommittees when appropriate.

Structure and Meetings

      The chair of the Corporate Governance Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chair of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

Goals and Responsibilities

      The Corporate Governance Committee shall: (i) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, and review and reassess the adequacy of such guidelines annually and recommend to the Board of Directors any changes deemed appropriate; (ii) evaluate the current composition, organization and governance of the Board of Directors, determine future requirements and make recommendations to the Board of Directors for approval; (iii) determine desired Board and committee skills and attributes; (iv) review candidates for Board membership consistent with the Board of Directors’ criteria for selecting new directors; (v) administer the Board performance evaluation process including conducting surveys of director observations, suggestions and preferences; (vi) evaluate and consider matters relating to the qualifications and retirement of directors; (vii) develop a plan for, and consult with, the Board regarding management succession; and (viii) generally advise the Board of Directors on corporate governance matters.

      The Committee shall also advise the Board of Directors on (a) committee member qualifications, (b) appointments and rotation of committee members, (c) committee structure and operations (including authority to delegate to subcommittees), and (d) committee reporting to the Board of

F-1

Directors. The Committee shall develop and maintain an orientation program for new directors and a continuing education program for all directors.

      The Committee will annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      The Committee shall perform any other activities consistent with this Charter, the Company’s Bylaws, Articles of Incorporation and governing law as the Committee or the Board of Directors deems appropriate.

Committee Resources

      The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors.

F-2

ANNUAL MEETING OF SHAREHOLDERS

Thursday, September 18, 2003
3:30 p.m.

Minneapolis Marriott Southwest
5801 Opus Parkway
Minnetonka, MN

Norstan, Inc.
5101 Shady Oak Road
Minnetonka, MN	proxy

NORSTAN, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — SEPTEMBER 18, 2003

     The undersigned, a shareholder of Norstan, Inc. (the “Company”), hereby appoints James C. Granger and Scott G. Christian, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Company’s annual meeting of shareholders to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, on Thursday, September 18, 2003, at 3:30 p.m., and any adjournments or postponements thereof, upon matters set forth on the reverse side, with all the powers which the undersigned would possess if personally present.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the shareholder, but if no direction is made in the space provided, it will be voted FOR the election of all nominees to the Board of Directors; FOR the proposal to amend the Norstan, Inc. 1995 Long-Term Incentive Plan to increase the number of shares issuable thereunder from 3,400,000 to 3,900,000 shares; and FOR the proposal to amend the Norstan, Inc. Restated Non-Employee Directors’ Stock Plan to increase the number of shares issuable thereunder from 500,000 to 650,000 shares.

See reverse for voting instructions.

COMPANY # CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK ««« EASY ««« IMMEDIATE
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on September 17, 2003.
•	You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.
•	Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/nrrd/ — QUICK ««« EASY ««« IMMEDIATE
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 17, 2003.
•	You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Norstan, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Ú  Please detach here  Ú

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	ELECTION OF	01 Paul Baszucki	05 James E. Ousley	☐	FOR all nominees	☐	WITHHOLD AUTHORITY
	DIRECTORS:	02 James C. Granger	06 Frank P. Russomanno		(except as marked to		to vote for all
		03 John R. Eickhoff	07 Jagdish N. Sheth		the contrary below)		nominees listed below
		04 Constance M. Levi	08 Mercedes Walton

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Amendment of Norstan, Inc. 1995 Long-Term Incentive Plan to increase the number of shares of common stock issuable thereunder from 3,400,000 to 3,900,000 shares.	☐	Yes	☐	No	☐	Abstain
3.	Amendment of Norstan, Inc. Restated Non-Employee Directors’ Stock Plan to increase the number of shares of common stock issuable thereunder from 500,000 to 650,000 shares.	☐	Yes	☐	No	☐	Abstain
4.	Upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS, THE PROPOSAL TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE 1995 LONG-TERM INCENTIVE PLAN AND THE PROPOSAL TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE RESTATED NON-EMPLOYEE DIRECTORS’ STOCK PLAN.
The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting.

Address Change? Mark Box	☐	Indicate changes below:	Date

Signature(s) in Box
(Shareholder must sign exactly as the name appears at left. When signed as a Corporate Officer, Executor, Administrator, Trustee, Guardian, etc., please give full title as such. Both joint tenants must sign.)